EXHIBIT 25

                                POWER OF ATTORNEY

       WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for Pool Energy Services Co.'s 1996 Directors' Stock Incentive Plan, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");

       NOW, THEREFORE, The undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, The undersigned has executed this instrument on this 2nd day of May, 1996.


                                            ------------------------------------
                                            Gary D. Nicholson

                                POWER OF ATTORNEY

       WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for Pool Energy Services Co.'s 1996 Directors' Stock Incentive Plan, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");

       NOW, THEREFORE, The undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, The undersigned has executed this instrument on this 2nd day of May, 1996.


                                            ------------------------------------
                                            W. C. McCord

                                POWER OF ATTORNEY

       WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for Pool Energy Services Co.'s 1996 Directors' Stock Incentive Plan, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");

       NOW, THEREFORE, The undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, The undersigned has executed this instrument on this 2nd day of May 1996.


                                            ------------------------------------
                                            William H. Mobley

                                POWER OF ATTORNEY

       WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for Pool Energy Services Co.'s 1996 Directors' Stock Incentive Plan, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");

       NOW, THEREFORE, The undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, The undersigned has executed this instrument on this 2nd day of May, 1996.


                                            ------------------------------------
                                            Joseph R. Musolino

                                POWER OF ATTORNEY

       WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for Pool Energy Services Co.'s 1996 Directors' Stock Incentive Plan, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");

       NOW, THEREFORE, The undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, The undersigned has executed this instrument on this 2nd day of May, 1996.


                                            ------------------------------------
                                            James L. Payne

                                POWER OF ATTORNEY

       WHEREAS, Pool Energy Services Co., a Texas corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 for Pool Energy Services Co.'s 1996 Directors' Stock Incentive Plan, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Registration Statement (the "Registration Statement");

       NOW, THEREFORE, The undersigned, in his capacity as a Director of the Company, does hereby appoint J. T. Jongebloed and E. J. Spillard, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a Director of the Company said Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in the aforesaid capacity every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

       IN WITNESS WHEREOF, The undersigned has executed this instrument on this 2nd day of May, 1996.


                                            ------------------------------------
                                            Donald D. Sykora